                                 EXHIBIT (e)(3)

                                                Dated:
                                                      ----------------- , 1999


                           FORM OF AMENDED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997

                                  NAME OF FUND
                                  ------------
AmSouth Prime Obligations Fund                    AmSouth Enhanced Market Fund
AmSouth U.S. Treasury Fund                        AmSouth Select Equity Fund
AmSouth Tax Exempt Fund                           AmSouth International Equity Fund
AmSouth Equity Fund                               AmSouth Mid-Cap Equity Fund
AmSouth Regional Equity Fund                      AmSouth Growth Opportunities Fund
AmSouth Bond Fund                                 AmSouth Large-Cap Equity Fund
AmSouth Limited Maturity Fund                     AmSouth Limited Term U.S. Government Fund
AmSouth Municipal Bond Fund                       AmSouth Tennessee Tax-Exempt Fund
AmSouth Balanced Fund                             AmSouth Limited Term Tennessee Tax-Exempt Fund
AmSouth Government Income Fund                    AmSouth U.S. Treasury Money Market Fund
AmSouth Florida Tax-Free Fund                     AmSouth Aggressive Growth Portfolio
AmSouth Capital Growth Fund                       AmSouth Growth Portfolio
AmSouth Small Cap Fund                            AmSouth Growth & Income Portfolio
AmSouth Equity Income Fund                        AmSouth Moderate Growth & Income Portfolio
AmSouth Institutional Prime Obligations Fund      AmSouth Current Income Portfolio
AmSouth Institutional U.S. Treasury Fund




                                           AMSOUTH MUTUAL FUNDS


                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------


                                           BISYS FUND SERVICES
                                           LIMITED PARTNERSHIP

                                           By:  BISYS Fund Services, Inc.
                                                 General Partner

                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------

                                             Dated:
                                                   -------------------, 1999



                           FORM OF AMENDED SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997


SERVICING PLAN FUNDS
--------------------

Class A Shares of the AmSouth Prime Obligations Fund
Class A Shares of the AmSouth U.S. Treasury Fund
Class A Shares of the AmSouth Tax Exempt Fund
Class A Shares of the AmSouth Equity Fund
Class A Shares of the AmSouth Regional Equity Fund
Class A Shares of the AmSouth Bond Fund
Class A Shares of the AmSouth Limited Maturity Fund
Class A Shares of the AmSouth Municipal Bond Fund
Class A Shares of the AmSouth Balanced Fund
Class A Shares of the AmSouth Government Income Fund
Class A Shares of the AmSouth Florida Tax-Free Fund
Class A Shares of the AmSouth Capital Growth Fund
Class A Shares of the AmSouth Small Cap Fund
Class A Shares of the AmSouth Equity Income Fund
Class A Shares of the AmSouth Enhanced Market Fund
Class A Shares of the AmSouth Select Equity Fund
Class A Shares of the AmSouth International Equity Fund
Class A Shares of the AmSouth Mid-Cap Equity Fund

Class A Shares of the AmSouth Growth Opportunities Fund

Class A Shares of the AmSouth Large-Cap Equity Fund
Class A Shares of the AmSouth Limited Term U.S. Government Fund
Class A Shares of the AmSouth Tennessee Tax-Exempt Fund
Class A Shares of the AmSouth Limited Term Tennessee Tax-Exempt Fund Class A Shares of the AmSouth U.S. Treasury Money Market Fund
Class A Shares of the AmSouth Aggressive Growth Portfolio
Class A Shares of the AmSouth Growth Portfolio
Class A Shares of the AmSouth Growth & Income Portfolio
Class A Shares of the AmSouth Moderate Growth & Income Portfolio
Class A Shares of the AmSouth Current Income Portfolio

DISTRIBUTION PLAN FUNDS
-----------------------

Class B Shares of the AmSouth Prime Obligations Fund
Class B Shares of the AmSouth Equity Fund
Class B Shares of the AmSouth Regional Equity Fund
Class B Shares of the AmSouth Bond Fund
Class B Shares of the AmSouth Limited Maturity Fund

Class B Shares of the AmSouth Municipal Bond Fund
Class B Shares of the AmSouth Balanced Fund
Class B Shares of the AmSouth Government Income Fund
Class B Shares of the AmSouth Florida Tax-Free Fund
Class B Shares of the AmSouth Capital Growth Fund
Class B Shares of the AmSouth Small Cap Fund
Class B Shares of the AmSouth Equity Income Fund
Class B Shares of the AmSouth Enhanced Market Fund
Class B Shares of the AmSouth Select Equity Fund
Class II Shares of the AmSouth Institutional Prime Obligations Fund Class III Shares of the AmSouth Institutional Prime Obligations Fund Class II Shares of the AmSouth Institutional U.S. Treasury Fund Class III Shares of the AmSouth Institutional U.S. Treasury Fund Class B Shares of the AmSouth International Equity Fund
Class B Shares of the AmSouth Mid-Cap Equity Fund

Class B Shares of the AmSouth Growth Opportunities Fund

Class B Shares of the AmSouth Large-Cap Equity Fund
Class B Shares of the AmSouth Limited Term U.S. Government Fund
Class B Shares of the AmSouth Tennessee Tax-Exempt Fund
Class B Shares of the AmSouth Limited Term Tennessee Tax-Exempt Fund Class B Shares of the AmSouth Aggressive Growth Portfolio
Class B Shares of the AmSouth Growth Portfolio
Class B Shares of the AmSouth Growth & Income Portfolio
Class B Shares of the AmSouth Moderate Growth & Income Portfolio
Class B Shares of the AmSouth Current Income Portfolio



                                           AMSOUTH MUTUAL FUNDS


                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------


                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By:  BISYS Fund Services, Inc.
                                                  General Partner


                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------

                                             Dated:
                                                   ---------------, 1999

                           FORM OF AMENDED SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997



Class A Shares of the AmSouth Equity Fund
Class A Shares of the AmSouth Regional Equity Fund
Class A Shares of the AmSouth Bond Fund
Class A Shares of the AmSouth Limited Maturity Fund
Class A Shares of the AmSouth Municipal Bond Fund
Class A Shares of the AmSouth Balanced Fund
Class A Shares of the AmSouth Government Income Fund
Class A Shares of the AmSouth Florida Tax-Free Fund
Class A Shares of the AmSouth Capital Growth Fund
Class A Shares of the AmSouth Small Cap Fund
Class A Shares of the AmSouth Equity Income Fund
Class A Shares of the AmSouth Select Equity Fund
Class A Shares of the AmSouth Enhanced Market Fund
Class A Shares of the AmSouth International Equity Fund
Class A Shares of the AmSouth Mid-Cap Equity Fund

Class A Shares of the AmSouth Growth Opportunities Fund

Class A Shares of the AmSouth Large-Cap Equity Fund
Class A Shares of the AmSouth Limited Term U.S. Government Fund
Class A Shares of the AmSouth Tennessee Tax-Exempt Fund
Class A Shares of the AmSouth Limited Term Tennessee Tax-Exempt Fund Class A Shares of the AmSouth U.S. Treasury Money Market Fund
Class A Shares of the AmSouth Aggressive Growth Portfolio
Class A Shares of the AmSouth Growth Portfolio
Class A Shares of the AmSouth Growth & Income Portfolio
Class A Shares of the AmSouth Moderate Growth & Income Portfolio
Class A Shares of the AmSouth Current Income Portfolio

                                           AMSOUTH MUTUAL FUNDS


                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------


                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By:  BISYS Fund Services, Inc.
                                                  General Partner


                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------

                                             Dated:
                                                   ---------------, 1999


                           FORM OF AMENDED SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997



Class B Shares of the AmSouth
  Prime Obligations Fund

Class B Shares of the AmSouth
  Equity Fund

Class B Shares of the AmSouth
  Regional Equity Fund

Class B Shares of the AmSouth
  Bond Fund

Class B Shares of the AmSouth
  Limited Maturity Fund

Class B Shares of the AmSouth
  Municipal Bond Fund

Class B Shares of the AmSouth
  Balanced Fund

Class B Shares of the AmSouth
  Government Income Fund

Class B Shares of the AmSouth
  Florida Tax-Free Fund

Class B Shares of the AmSouth
  Capital Growth Fund

Class B Shares of the AmSouth
  Small Cap Fund

Class B Shares of the AmSouth
  Equity Income Fund

Class B Shares of the AmSouth
  Enhanced Market Fund

Class B Shares of the AmSouth
  Select Equity Fund

Class II Shares of the AmSouth
  Institutional Prime Obligations Fund

Class III Shares of the AmSouth
  Institutional Prime Obligations Fund

Class II Shares of the AmSouth
  Institutional U.S. Treasury Fund

Class III Shares of the AmSouth
  Institutional U.S. Treasury Fund

Class B Shares of the AmSouth
International Equity Fund

Class B Shares of the AmSouth
Mid-Cap Equity Fund

Class B Shares of the AmSouth

Growth Opportunities Fund


Class B Shares of the AmSouth
Large-Cap Equity Fund

Class B Shares of the AmSouth
Limited Term U.S. Government Fund

Class B Shares of the AmSouth
Tennessee Tax-Exempt Fund

Class B Shares of the AmSouth
Limited Term Tennessee Tax-Exempt Fund

Class B Shares of the AmSouth
Aggressive Growth Portfolio

Class B Shares of the AmSouth
Growth Portfolio

Class B Shares of the AmSouth
Growth & Income Portfolio

Class B Shares of the AmSouth
Moderate Growth & Income Portfolio

Class B Shares of the AmSouth
Current Income Portfolio


                                           AMSOUTH MUTUAL FUNDS


                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------


                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By:  BISYS Fund Services, Inc.
                                                  General Partner


                                           By:
                                              --------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                 ------------------------